                                            File Nos. 333-16949 and 811-8696

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                                                                     [X]
                      POST-EFFECTIVE AMENDMENT NO. 2

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                     [X]
                              AMENDMENT NO. 9
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                           (EXACT NAME OF REGISTRANT)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-5060

                           SANDRA M. DaDALT, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485
    [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

 Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1998 pursuant to Rule 24f-2 on March 23, 1999.

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--------------------------------------------------------------------------------

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Not Available
  5. General Description of
      Registrant, Depositor         JHVLICO, John Hancock, The Account and the
      and Portfolio Companies.....   Series Fund; Voting Privileges
  6. Deductions...................  Charges Variable Annuity Contracts
  7. General Description of
      Variable Annuity Contracts..  The Contracts; The Accumulation Period; The
                                     Annuity Period; Miscellaneous Provisions;
                                     Changes in Applicable Law-Funding and
                                     Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract         The Contracts; The Accumulation Period;
      Values......................   Variable Account Valuation Procedures;
                                     Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of Additional       Table of Contents of Statement of
      Information.................   Additional Information


                         PROSPECTUS DATED MAY 3, 1999

                         MARKETPLACE VARIABLE ANNUITY
  ---------------------------------------------------------------------------


    an individual deferred combination fixed and variable annuity contract issued by


                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                                          ("JHVLICO")

       MARKETPLACE TELESALES SERVICING CENTER
-----------------------------------------------------
EXPRESS DELIVERY             U.S. MAIL
----------------
200 Clarendon Street (T-22)  P.O. Box 787
Boston, MA  02117            Boston, MA  02117-9910
              Phone:  1-888-742-6262
               Fax:  1-888-553-4732
-----------------------------------------------------

  The contract enables you to earn (1) a fixed rate of interest that we declare under our fixed investment option and (2) an investment-based return in the following variable investment options:

     VARIABLE INVESTMENT OPTION                        MANAGED BY
     --------------------------                        ----------
-----------------------------------------------------------------------------------
  Managed . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index  . . . . . . . . . .   State Street Global Advisors
  Large Cap Value . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . .   Neuberger Berman, LLC
  Mid Cap Growth  . . . . . . . . .   Janus Capital Corporation
  Real Estate Equity  . . . . . . .   Independence Investment Associates, Inc.
  Small/Mid Cap Growth. . . . . . .   Wellington Management Company, LLP
  Small/Mid Cap CORE  . . . . . . .   Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . .   INVESCO Management & Research, Inc.
  Small Cap Growth  . . . . . . . .   John Hancock Advisers, Inc.
  Global Equity . . . . . . . . . .   Scudder Kemper Investments, Inc.
  International Balanced  . . . . .   Brinson Partners, Inc.
  International Equity Index . . . .  Independence International Associates, Inc.
  International Opportunities . . .   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . .   Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . .   Independence Investment Associates, Inc.
  Bond Index  . . . . . . . . . . .   Mellon Bond Associates, LLP
  Sovereign Bond  . . . . . . . . .   John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . .   J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . . . . . .   Wellington Management Company, LLP
  Money Market  . . . . . . . . . .   John Hancock Mutual Life Insurance Company
-----------------------------------------------------------------------------------



  We may offer additional variable investment options in the future.

  For each variable investment option you select, we invest your money in a the corresponding "Fund" of the John Hancock Variable Series Trust I (the "Trust").
 The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). Each of the Trust's "Funds" is a separately managed investment portfolio that has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust that contains detailed information about each Fund. Be sure to read the prospectus for the Trust before selecting any variable investment option.

  For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

  We refer to the variable investment options and the fixed investment option together as "investment options."

  ************************************************************************

  The SEC has not approved or disapproved the contracts, or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trust's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.

                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 1999. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page __.
-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Annuity direct deposit program .......................
  Accumulation units...................................27
  Annuitant............................................10
  Annuity payments.....................................34
  Annuity period.......................................13
  Contract year........................................11
  Date of issue........................................11
  Date of maturity.....................................10
  Funds................................................2
  Fixed investment option..............................cover
  Investment options...................................14
  Premium payments.....................................10
  Surrender value......................................18
  Surrender............................................16
  Variable investment options..........................cover
  Withdrawal...........................................16

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) .

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .Maximum Withdrawal Charge                          None
     .Annual Contract  Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

  Mortality and Expense Risk Charge                                           0.75%
----------------------------------------------------------------------------------------
  Administrative Services Charge                                              0.25%
----------------------------------------------------------------------------------------
  Total Annual Contract Charge                                                1.00%
----------------------------------------------------------------------------------------



  These annual contract expenses don't apply to amounts held in the fixed investment option.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  Each Fund pays an investment management fee and other operating expenses. These fees and expenses reduce the investment return of the Fund, and therefore, indirectly reduce the return you will earn on any amounts you allocate to the variable investment options that corresponds to that Fund. The figures in the following chart are expressed as percentages of each Fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable in 1998 and the 1998 other operating expenses that would have been allocated to the Funds under the allocation rules currently in effect:


                                                       OTHER FUND   TOTAL FUND    OTHER FUND EXPENSES
             FUND NAME               MANAGEMENT  FEES   EXPENSES*   EXPENSES      AFTER REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
Managed                              0.32%             0.05%        0.37%        0.05%
-------------------------------------------------------------------------------------------------------
Growth & Income                      0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------
Equity Index                         0.14%             0.08%        0.22%        0.08%
-------------------------------------------------------------------------------------------------------
Large Cap Value                      0.74%             0.07%        0.81%        0.07%
-------------------------------------------------------------------------------------------------------
Large Cap Growth                     0.37%             0.05%        0.42%        0.05%
-------------------------------------------------------------------------------------------------------
Mid Cap Value                        0.80%             0.05%        0.85%        0.05%
-------------------------------------------------------------------------------------------------------
Mid Cap Growth                       0.85%             0.08%        0.93%        0.08%
-------------------------------------------------------------------------------------------------------
Real Estate Equity                   0.60%             0.05%        0.65%        0.05%
-------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth**               0.75%             0.05%        0.80%        0.05%
-------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                   0.80%             0.10%        0.90%        0.23%
-------------------------------------------------------------------------------------------------------
Small Cap Value                      0.80%             0.07%        0.87%        0.07%
-------------------------------------------------------------------------------------------------------
Small Cap Growth                     0.75%             0.08%        0.83%        0.08%
-------------------------------------------------------------------------------------------------------
Global Equity                        0.90%             0.10%        1.00%        0.50%
-------------------------------------------------------------------------------------------------------
International Balanced               0.85%             0.10%        0.95%        0.64%
-------------------------------------------------------------------------------------------------------
International Equity Index           0.17%             0.10%        0.27%        0.23%
-------------------------------------------------------------------------------------------------------
International Opportunities          0.87%             0.10%        0.97%        0.32%
-------------------------------------------------------------------------------------------------------
Emerging Markets Equity              1.30%             0.10%        1.40%        0.68%
-------------------------------------------------------------------------------------------------------
Short-Term Bond                      0.30%             0.05%        0.35%        0.05%
-------------------------------------------------------------------------------------------------------
Bond Index                           0.15%             0.05%        0.20%        0.05%
-------------------------------------------------------------------------------------------------------
Sovereign Bond                       0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------
Global Bond**                        0.69%             0.06%        0.75%        0.06%
-------------------------------------------------------------------------------------------------------
High Yield Bond                      0.65%             0.07%        0.72%        0.07%
-------------------------------------------------------------------------------------------------------
Money Market                         0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------

  * John Hancock Mutual Life Insurance Company ("John Hancock") reimburses a Fund when the Fund's other operating expenses exceed 0.10% of the Fund's average daily net assets.

  ** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
    Bond was formerly "Strategic Bond."

EXAMPLES***

  If you commence receiving payments under one of our annuity payment options at the end of one of the following period, or if you not surrender ("turn in") your contact at the end of one of the applicable periods, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming 5% annual return on assets.


                              1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------
Managed                       $14      $44      $  76     $167
--------------------------------------------------------------------
Growth & Income               $13      $41      $  71     $157
--------------------------------------------------------------------
Equity Index                  $14      $43      $  75     $165
--------------------------------------------------------------------
Large Cap Value               $20      $61      $105      $227
--------------------------------------------------------------------
Large Cap Growth              $15      $46      $  79     $172
--------------------------------------------------------------------
Mid Cap Value                 $20      $62      $107      $232
--------------------------------------------------------------------
Mid Cap Growth                $22      $67      $114      $246
--------------------------------------------------------------------
Real Estate Equity            $17      $54      $  93     $203
--------------------------------------------------------------------
Small/Mid Cap Growth          $19      $60      $104      $224
--------------------------------------------------------------------
Small/Mid Cap CORE            $21      $65      $112      $241
--------------------------------------------------------------------
Small Cap Value               $21      $65      $112      $241
--------------------------------------------------------------------
Small Cap Growth              $21      $64      $109      $236
--------------------------------------------------------------------
Global Equity                 $22      $68      $117      $251
--------------------------------------------------------------------
International Balanced        $22      $67      $114      $246
--------------------------------------------------------------------
International Equity Index    $16      $50      $  87     $189
--------------------------------------------------------------------
International Opportunities   $22      $68      $117      $251
--------------------------------------------------------------------
Emerging Markets Equity       $26      $80      $137      $291
--------------------------------------------------------------------
Short-Term Bond               $16      $49      $  85     $186
--------------------------------------------------------------------
Bond Index                    $15      $45      $  78     $171
--------------------------------------------------------------------
Sovereign Bond                $13      $42      $  72     $159
--------------------------------------------------------------------
Global Bond                   $20      $62      $107      $231
--------------------------------------------------------------------
High Yield Bond               $20      $61      $104      $225
--------------------------------------------------------------------
Money Market                  $14      $42      $  73     $161
--------------------------------------------------------------------



  **These examples do not include any applicable premium taxes. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 1998, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             PAGES TO SEE
  --------                                             ------------

What is the contract?. . . . . . . . . . . . . . . .

Who owns the contract?. . . . . . . . . . . . . . .

Is the owner also the annuitant?. . . . . . . . . .

How can I invest money in a contract?. . . . . . . .

How will the value of my investment in the contract change over time?

What annuity benefits does the contract provide?. .

What are the tax consequences of owning a contract?.

Can I change my contract's investment options?. . .

What fees and charges will be deducted from my contract?

How can I withdraw money from my contract?. . . . .

What happens if the annuitant dies before my contract's date of maturity?

Can I return my contract?. . . . . . . . . . . . . .

 WHAT IS THE CONTRACT?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $2,000 to open an individual retirement account or $1,000 to begin the annuity direct deposit program. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

APPLYING FOR A CONTRACT

  You can purchase a contract by (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the the MarketPlace Telesales Servicing Center (referred to as the "Servicing Center").

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

  You can make premium payments of up to $500,000 in any one contract year. The total of all new premium payments and transfers that you may allocate to any one variable investment option per contract year may not exceed $500,000 less any amount previously transferred into such variable investment option during that contract year. The total amount of premium payments and transfers that you may allocate to the fixed investment option per contract year may not exceed $100,000 (after the initial premium payment of up to $500,000) less any amount previously transferred into the fixed investment option during that contract year. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85/th/ birthday.

  We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the Servicing Center at one of the addresses shown on page 1 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. In addition you can make payments automatically from your checking account via the annuity direct deposit program. You can find information about methods of premium payment by contacting your JHVLICO representative or by contacting the Servicing Center.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the Servicing Center.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any VARIABLE INVESTMENT OPTION will increase or decrease based upon the investment experience of the corresponding

Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page __.
 However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What charges will be deducted from my contract?" beginning on page __.

  Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

  Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment, We credit a higher rate for initial premium payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

  At any time before the date of maturity, your "TOTAL VALUE OF YOUR CONTRACT" equals

     . the total amount you invested,

     . minus all charges we deduct,

     . minus all withdrawals you have made,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in the fixed investment option.

 WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.
 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page __, for information about all of these choices you can make.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     . partial withdrawal

     . full withdrawal ("surrender")

     . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

     . periodic payments under one of our annuity payment options

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

     . the type of the distribution

     . when the distribution is made

     . the circumstances under which the payments are made

  If your contract is issued in connection with an individual retirement annuity plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, some retirement plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

 CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

ALLOCATION OF PREMIUM PAYMENTS

  When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the Servicing CenterServicing Center.

  At any one time, you may invest in up to 10 of the 24 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

TRANSFERRING YOUR ASSETS

  Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. Transfers under our dollar-cost averaging program count toward the12 transfers you are allowed each year.

  A number of restrictions apply to transfers in general.  You may NOT

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $500,000 in a contract year from any one variable investment option, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once.

  In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may NOT

     . transfer assets to or from the fixed investment option during the annuity period,

     . transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

     . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

     . transfer out of the fixed investment option more than once during a contract year and only on or within 30 days after the anniversary of your contract's issuance,

     . transfer or deposit money into the fixed investment option after the 10th contact year, or

     . transfer out of the fixed investment option, in any one contract year, more than the greater of 20% of your assets in the fixed investment option or $500.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Servicing Center at the one of the locations shown on page 1. Your request should include

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the Servicing Center.

TELEPHONE TRANSFERS

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 0.75% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.25% of the value of the assets you have allocated to the variable investment options.

ANNUAL CONTRACT FEE

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, MINUS the annual contract fee and any applicable premium tax . We will determine the amount surrendered or withdrawn as of the date we receive your request at the Servicing Center.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page __. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any portion taxable of the withdrawal taxable.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

   A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

SYSTEMATIC WITHDRAWAL PLAN

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. See "How will the value of my contract change over time?" beginning on page __. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . you may elect the plan only if the total value of your contract equals $25,000 or more.

     . the amount of each systematic withdrawal must equal at least $100.

     . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . you may cancel the plan at any time.

     . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

DOLLAR-COST AVERAGING PROGRAM

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

     . you may elect the program only if the total value of your contract equals $20,000 or more.

     . the amount of each transfer must equal at least $250.

     . you may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . you may discontinue the program at any time.

     . the program continues until the earlier of (1) 12, 24, or 36 months
       (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers.

     . automatic transfers to or from the fixed investment option are not permitted.

     . we reserve the right to terminate the program at any time.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

GUARANTEED MINIMUM DEATH BENEFIT

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greater of:

     (1) the total value of your contract, or

     (2) the total amount of premium payments made, minus any partial withdrawals.

   We calculate the dealt benefit as of the day we receive, at the Servicing
Center:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page __.

 CAN I RETURN MY CONTRACT?

  In most cases, you may return your contract for any reason within 10 days after you receive it. If you do, we will pay you the total value of your contract, plus the amount of premium taxes that we have deducted. However, there are some exceptions to this general rule:

     . if you return a contract issued in Hawaii, Idaho, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Washington, West Virginia, Wisconsin or Utah, you will receive the gross premiums you paid.

     . if you return a contract that is an individual retirement annuity
       ("IRA"), you will receive the gross premiums you paid.

     . if your contract was issued in California after your 60/th/ birthday, you may return the contract within 30 days and receive the gross premiums you paid.

     . if your contract was issued in Idaho or North Dakota, you may return it within 20 days and receive the gross premiums you paid.

     . if your contract was issued in North Carolina, South Carolina, or Wisconsin, you may return it within 31 days and receive the gross premiums you paid.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages __ through ___.

  CONTENTS OF THIS SECTION                              PAGES TO SEE

  Description of JHVLICO. . . . . . . . . . . . . .

  Who should purchase a contract. . . . . . . . . .

  How we support the variable investment options. .

  The accumulation period. . . . . . . . . . . . . .

  Payment of death benefits. . . . . . . . . . . . .

  The annuity period. . . . . . . . . . . . . . . .

  Variable investment option valuation procedures. .

  Distribution requirements following death of owner

  Miscellaneous provisions. . . . . . . . . . . . .

  Tax information. . . . . . . . . . . . . . . . . .

  Performance information. . . . . . . . . . . . . .

  Reports. . . . . . . . . . . . . . . . . . . . . .

  Voting privileges. . . . . . . . . . . . . . . . .

  Certain changes. . . . . . . . . . . . . . . . . .

  Distribution of contracts. . . . . . . . . . . . .

  Impact of the Year 2000 issue. . . . . . . . . . .

  Registration statement. . . . . . . . . . . . . .

  Experts and financial statements. . . . . . . . .

  Appendix - Illustrative values and annuity payment tables

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the
laws of the Commonwealth of Massachusetts.   We have authority to transact
business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a mutual life insurance company organized in Massachusetts in 1862. Both companies are headquartered in Boston, Massachusetts.

  A major financial services provider, John Hancock had more that $67.1 billion of assets as of December 31, 1998. As JHVLICO's parent, John Hancock will from time to time make capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connections with its business and to ensure that it maintains a positive net worth.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code") or persons participating in individual retirement accounts satisfying Section 408 of the Code.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account I (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trust's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.
 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

number of accumulation units in the variable investment options
                                TIMES
value of one accumulation unit for the applicable variable investment option that time
---------------------------------------------------------------------


YOUR VALUE IN THE FIXED INVESTMENT OPTION

  On any date, the total value of your contract in the fixed investment option equals:

     . the amount of premium payments or transferred amounts allocated to the fixed investment option, MINUS

     . the amount of any withdrawals or transfers paid out of the fixed investment option, PLUS

     . interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, MINUS

     . the amount of any charges and fees deducted from fixed investment option.

 THE ANNUITY PERIOD

DATE OF MATURITY

  Your contract specifies the annuitant's 85/th/ birthday as the date of maturity, when payments from one of our annuity options are scheduled to begin.
 You may subsequently elect a different date of maturity. Unless we otherwise permit, new selection must be

     . at least 12 months after the date the first premium payment is applied to your contract and

     . no later than the annuitant's 85/th/ birthday.

   The Servicing Center must receive your new selection at least 31 days prior to the new date of maturity. Also, if you are selecting or changing your date of maturity for a contract issued under an IRA, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page __.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page __ below).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

  You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   ASSUMED INVESTMENT RATE
   -----------------------

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity.

We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available:

     . Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
     .if the contract's designated beneficiary is your
       surviving spouse, your spouse may continue the contract
       in force as the owner.
     .if the beneficiary is not your surviving spouse OR if
       the beneficiary is your surviving spouse but chooses not
       to continue the contract, the entire interest (as
       discussed below) in the contract on the date of your
       death must be:
     (1) paid out in full within five years of your death or
     (2)
       applied in full towards the purchase of a life annuity
       on the beneficiary with payments commencing within one
       year of your death
  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals
     .the surrender value if paid out in full within five
       years of your death, or
     .
       the total value of your contract applied in full towards
       the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN
     .any remaining amount that we owe must be paid out at
       least as rapidly as under the method of making annuity payments that is then in use.
-------------------------------------------------------------------

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CONTRACTS NOT PURCHASED TO FUND A TAX-QUALIFIED PLAN

   UNDISTRIBUTED GAINS
   -------------------

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   ANNUITY PAYMENTS
   ----------------

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   SURRENDERS AND WITHDRAWALS BEFORE DATE OF MATURITY
   --------------------------------------------------

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   PENALTY FOR PREMATURE WITHDRAWALS
   ---------------------------------

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

DIVERSIFICATION REQUIREMENTS

  Each of the Funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED AS INDIVIDUAL RETIREMENT ANNUITIES (IRAS)

  An individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to take a federal income tax deduction of up to $2,000 per year for contributions to the IRA. (You can never, however, deduct more than 100% of your compensation includable in your gross income for the year.) You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally deduct up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  If you or your spouse is an active participant in an employer-sponsored retirement plan, you may make deductible premium payment only if your adjusted gross incomes do not exceed certain amounts. You can still contribute the full $2,000 for each of you and your spouse, however, even though they are not deductible. Nor can you take a deduction for premium payments made in or after the taxable year in which you attain age 70 1/2 or for a "rollover contribution" as defined in the Code.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from an IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. You may incur additional adverse tax consequences, if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under an IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

CONTRACTS PURCHASED UNDER CERTAIN NON-DEDUCTIBLE IRAS (ROTH IRAS)

  In general, you may make premium payments of up to $2,000 each year for a new type of non-deductible IRA contract, known as a ROTH IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribution to a ROTH IRA. Also, the $2,000 maximum for a ROTH IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $15,000.

  If you hold your ROTH IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract

     . after you reach age 591/2,

     . on your death or disability, or

     . to one of the following qualified first-time home purchasers, subject to a $10,000 lifetime maximum: you or your spouse, child, grandchild, or ancestor.

  The Code treats payments you receive from a ROTH IRA that do not qualify for the above tax free treatment as a return of the contributions you made first.
 However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You may make a tax-free rollover contribution from a non-ROTH IRA, unless

     . you have adjusted gross income over $100,000 or

     . you are a married taxpayer filing a separate return.

 The $2,000 ROTH IRA contribution limit does not apply to tax-free rollover contributions.

  You must, however, pay tax on any portion of the non-ROTH IRA being rolled over that represents income on a previously deductible IRA contribution. No similar limitations apply to rollovers from one ROTH IRA to another ROTH IRA.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

  The tax law requires us to withhold 20% from certain distributions from tax-qualified plans, such as IRAs. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it indirectly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

SEE YOUR OWN TAX ADVISER

  The above description of Federal income tax consequences to owners of and payees under contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing IRAs are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At Account level, total return reflects adjustments for

     . the mortality and expense risk charges,

     . the administrative charge, and

     . the annual contract fee.

 Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. CURRENT YIELD refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  EFFECTIVE YIELD is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  We also advertise current yield for investments in the other variable investment options. For investments in these options, we calculate current yield by the following formula:

the annualization of the income earned by a
investment in the variable investment option
during a recent 30-day period
                  DIVIDED BY
the maximum offering price per unit of  the
variable investment option at the end of such
30-day period
----------------------------------------------


  In all cases, current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax .

 REPORTS

  At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trust.

 VOTING PRIVILEGES

  At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117.
 Signator is a subsidiary of John Hancock.

 IMPACT OF THE YEAR 2000 ISSUE

  The advent of the Year 2000 presents us with a technological challenge:
 making our systems function properly with respect to dates in the year 2000 and after. In response to that challenge, we have developed and are executing a plan to modify or replace significant portions of our computer informations systems and automated technologies. The plan involves coordination and testing with business partners in an effort to minimize the possibility that external factors will adversely impact our systems. We believe that, with modifications to existing systems and conversions to new technologies, the Year 2000 will not pose significant operational problems for our computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the Year 2000 issue could have an adverse impact on our operations.

  We have substantially completed the process of remediating our systems and expect the compliance testing component of the project to be completed by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors.
 However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of the Year 2000 issue, refer to Note 12 to the Notes to the Financial Statements of John Hancock Variable Life Insurance Company included in the Statement of Additional Information to this prospectus.

 REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                              page of SAI

VARIATIONS IN CHARGES. . . . . .2
DISTRIBUTION. . . . . . . . . . 2
CALCULATION OF PERFORMANCE DATA.2
OTHER PERFORMANCE INFORMATION. . 4
CALCULATION OF ANNUITY PAYMENTS.5
ADDITIONAL INFORMATION ABOUT DETERMINING
 UNIT VALUES. . . . . . . . . . 7
PURCHASES AND  REDEMPTIONS OF FUND SHARES8
THE ACCOUNT. . . . . . . . . . .8
DELAY OF CERTAIN PAYMENTS . . . .8
LIABILITY FOR TELEPHONE TRANSFERS8
VOTING PRIVILEGES. . . . . . . .9
JHVLICO FINANCIAL STATEMENTS. .10
SEPARATE ACCOUNT FINANCIAL STATEMENTS27

 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company and the Separate Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I CONDENSED FINANCIAL INFORMATION



  The following table provides selected data for each accumulation share throughout the period as follows:

                                 YEAR ENDED      PERIOD FROM
                                     TO         MAY 1, 1997*
                                DECEMBER 31,   TO DECEMBER 31,
                                    1998            1997
                                    ----            ----
GROWTH & INCOME
Accumulation share value:
  Beginning of period . . . .     $12.139          $10.000
  End of period . . . . . . .     $15.653          $12.139
Number of Accumulation Shares
 outstanding at end of period      52,307           20,708
SOVEREIGN BOND
Accumulation share value:
  Beginning of period . . . .     $10.797          $10.000
  End of period . . . . . . .     $11.570          $10.797
Number of Accumulation Shares
 outstanding at end of period      28,119            4,395
MONEY MARKET
Accumulation share value:
  Beginning of period . . . .     $10.296          $10.000
  End of period . . . . . . .     $10.749          $10.296
Number of Accumulation Shares
 outstanding at end of period      73,430           40,495
LARGE CAP GROWTH
Accumulation share value:
  Beginning of period . . . .     $12.181          $10.000
  End of period . . . . . . .     $16.825          $12.181
Number of Accumulation Shares
 outstanding at end of period      17,430            3,583
MANAGED
Accumulation share value:
  Beginning of period . . . .     $11.452          $10.000
  End of period . . . . . . .     $13.653          $11.452
Number of Accumulation Shares
 outstanding at end of period      14,160            3,297
REAL ESTATE EQUITY
Accumulation share value:
  Beginning of period . . . .     $11.880          $10.000
  End of period . . . . . . .      $9.797          $11.880
Number of Accumulation Shares
 outstanding at end of period       7,624            2,221
INTERNATIONAL EQUITY INDEX
Accumulation share value:
  Beginning of period . . . .      $9.629          $10.000
  End of period . . . . . . .     $11.519           $9.629
Number of Accumulation Shares
 outstanding at end of period       2,769              794
SHORT-TERM BOND
Accumulation share value:
  Beginning of period . . . .     $10.442          $10.000
  End of period . . . . . . .     $10.939          $10.442
Number of Accumulation Shares
 outstanding at end of period       9,164            4,922
SMALL/MID CAP GROWTH
Accumulation share value:
  Beginning of period . . . .     $11.971          $10.000
  End of period . . . . . . .     $12.516          $11.971
Number of Accumulation Shares
 outstanding at end of period       2,099              798
EQUITY INDEX
Accumulation Share Value:
  Beginning of period . . . .     $12.184          $10.000
  End of period . . . . . . .     $15.494          $12.184
Number of Accumulation Shares
 outstanding at end of period      36,621            9,924
LARGE CAP VALUE
Accumulation Share Value:
  Beginning of period . . . .     $11.131          $10.000
  End of period . . . . . . .     $13.122          $11.131
Number of Accumulation Shares
 outstanding at end of period      10,820          701,999
MID CAP GROWTH
Accumulation Share Value:
  Beginning of period . . . .     $10.166          $10.000
  End of period . . . . . . .     $17.890          $10.166
Number of Accumulation Shares
 outstanding at end of period       4,598            4,484
MID CAP VALUE
Accumulation Share Value:
  Beginning of period . . . .     $12.427          $10.000
  End of period . . . . . . .     $10.910          $12.427
Number of Accumulation Shares
 outstanding at end of period      19,554           14,583
SMALL CAP GROWTH
Accumulation Share Value:
  Beginning of period . . . .     $12.880          $10.000
  End of period . . . . . . .     $14.599          $12.880
Number of Accumulation Shares
 outstanding at end of period       4,165            1,210
SMALL CAP VALUE
Accumulation Share Value:
  Beginning of period . . . .     $12.683          $10.000
  End of period . . . . . . .     $11.808          $12.683
Number of Accumulation Shares
 outstanding at end of period       7,492            3,877
GLOBAL BOND
Accumulation Share Value:
  Beginning of period . . . .     $11.722          $10.000
  End of period . . . . . . .     $11.587          $11.722
Number of Accumulation Shares
 outstanding at end of period      11,999            5,762
INTERNATIONAL OPPORTUNITIES
Accumulation Share Value:
  Beginning of period . . . .     $10.047          $10.000
  End of period . . . . . . .     $11.530          $10.047
Number of Accumulation Shares
 outstanding at end of period       2,004            1,014
INTERNATIONAL BALANCED
Accumulation Share Value:
  Beginning of period . . . .     $10.293          $10.000
  End of period . . . . . . .     $12.024          $10.293
Number of Accumulation Shares
 outstanding at end of period         666              395

  *Commencement of operations.


                                   PERIOD FROM
                                  MAY 1, 1998*
                                 TO DECEMBER 31,
                                      1998
                                      ----
SMALL/MID CAP CORE
Accumulation share value:
  Beginning of period . . . .        $10.000
  End of period . . . . . . .        $10.669
Number of Accumulation Shares
 outstanding at end of period              0
GLOBAL EQUITY
Accumulation share value:
  Beginning of period . . . .        $10.000
  End of period . . . . . . .        $10.305
Number of Accumulation Shares
 outstanding at end of period              0
EMERGING MARKETS EQUITY
Accumulation share value:
  Beginning of period . . . .        $10.000
  End of period . . . . . . .       $  9.269
Number of Accumulation Shares
 outstanding at end of period              0
BOND INDEX
Accumulation share value:
  Beginning of period . . . .        $10.000
  End of period . . . . . . .        $10.007
Number of Accumulation Shares
 outstanding at end of period              0
HIGH YIELD BOND
Accumulation share value:
  Beginning of period . . . .        $10.000
  End of period . . . . . . .       $  9.890
Number of Accumulation Shares
 outstanding at end of period              0


  *Commencement of operations.

        APPENDIX - ILLUSTRATIVE CONTRACT VALUE AND ANNUITY PAYMENT TABLES

  The following tables present illustrative periodic contract values and annuity payments that would have resulted under a contract described in this prospectus had such values and payments been based exclusively upon the investment experience of the nine specified variable investment options, assuming investment by each of those investment options in the corresponding Fund of the Trust and its predecessors during the periods shown. We have not illustrated the other investment options because of the limited time that they have been available. The contracts described in this prospectus were first offered in 1997.

   For the years ended December 31, 1986 (and prior thereto), we have calculated the values based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Sovereign Bond, and Money Market Portfolios, as if the Fund had been in existence prior to March 28, 1986, the date of its reorganization.

  In the tables, we assume

     . the owner made a single purchase payment of $10,000, net of any deductions from premium payments,

     . charges have been assessed at annual rate of 1.00% for mortality and expense risks and administrative services, and

     . actual investment management fees and other fund expenses for the periods illustrated have also been assessed.

  Absent expense reimbursements by John Hancock to certain of the Funds for some periods, the values illustrated would have been lower.

 WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each Table I presents, at yearly intervals, the illustrative periodic contract values for each variable investment option which would have resulted under a contract, if the owner had made a net single purchase payment of $10,000. The contract values are based upon the investment performance of the corresponding Fund.

  Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly variable annuity payments for each variable investment option which would have been received by an annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.

                                 GROWTH & INCOME

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JANUARY 2, 1975

                                                                                Contract value
                                                                                on December 31
Contract Year Commencing                                                       of the same year
------------------------                                                       ----------------
January 1975. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 12,819.53
January 1976. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,966.77
January 1977. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,228.08
January 1978. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,894.65
January 1979. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,986.35
January 1980. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20,643.34
January 1981. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20,623.76
January 1982. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26,146.28
January 1983. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31,543.15
January 1984. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32,710.95
January 1985. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        43,647.01
January 1986. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        50,007.66
January 1987. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51,447.97
January 1988. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        59,612.93
January 1989. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        76,444.82
January 1990. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        77,614.59
January 1991. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        96,797.31
January 1992. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       104,360.17
January 1993. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       117,099.32
January 1994. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       115,292.09
January 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       153,196.34
January 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       182,154.80
January 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       234,162.54
January 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       301,957.33

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JANUARY 1975.

                                      Payment
Month                                For Month
-----                               ---------
January 1975. . . . . . . . . . .     $100.00
January 1976. . . . . . . . . . .      126.56
January 1977. . . . . . . . . . .      141.12
January 1978. . . . . . . . . . .      123.05
January 1979. . . . . . . . . . .      125.58
January 1980. . . . . . . . . . .      139.22
January 1981. . . . . . . . . . .      172.58
January 1982. . . . . . . . . . .      167.75
January 1983. . . . . . . . . . .      204.49
January 1984. . . . . . . . . . .      235.65
January 1985. . . . . . . . . . .      237.41
January 1986. . . . . . . . . . .      307.45
January 1987. . . . . . . . . . .      348.17
January 1988. . . . . . . . . . .      347.67
January 1989. . . . . . . . . . .      384.54
January 1990. . . . . . . . . . .      456.19
January 1991. . . . . . . . . . .      462.96
January 1992. . . . . . . . . . .      530.83
January 1993. . . . . . . . . . .      583.54
January 1994. . . . . . . . . . .      631.13
January 1995. . . . . . . . . . .      602.56
January 1996. . . . . . . . . . .      768.39
January 1997. . . . . . . . . . .      888.58
January 1998. . . . . . . . . . .    1,057.91
January 1999  . . . . . . . . . .    1,363.39

  The amounts shown are based on the investment performance of the Growth & Income Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                  SOVEREIGN BOND

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JUNE 2, 1980

                                                                                  Contract value
                                                                                  on December 31
Contract year Commencing                                                         of the same year
------------------------                                                        ------------------
June 1980 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10,253.83
June 1981 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10,562.69
June 1982 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,469.69
June 1983 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,149.83
June 1984 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16,041.33
June 1985 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,306.75
June 1986 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21,698.31
June 1987 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22,052.03
June 1988 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,615.71
June 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26,354.41
June 1990 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28,015.98
June 1991 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32,360.46
June 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34,492.94
June 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37,828.50
June 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36,490.86
June 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        43,187.99
June 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        44,514.03
June 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        48,526.20
June 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51,999.07

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JUNE 1980:

                                                                                Payment
Month                                                                          For Month
-----                                                                          ---------
June 1980 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $100.00
June 1981 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       96.41
June 1982 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      105.17
June 1983 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      126.21
June 1984 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      120.98
June 1985 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      145.80
June 1986 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      165.31
June 1987 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      166.02
June 1988 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      172.28
June 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      181.81
June 1990 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      187.02
June 1991 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      200.83
June 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      215.21
June 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      230.96
June 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      224.68
June 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      238.43
June 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      243.64
June 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      251.72
June 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      268.27

  The amounts shown are based on the investment performance of the Sovereign Bond Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   MONEY MARKET

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED MAY 13, 1982

                                                                                  Contract value
                                                                                  on December 31
Contract Year Commencing                                                         of the same year
------------------------                                                        ------------------
May 1982. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10,482.07
May 1983. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,284.20
May 1984. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,347.06
May 1985. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,220.56
May 1986. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,966.07
May 1987. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,753.06
May 1988. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,728.09
May 1989. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,018.29
May 1990. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18,236.49
May 1991. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,134.06
May 1992. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,633.91
May 1993. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20,033.99
May 1994. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20,646.91
May 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21,624.80
May 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22,551.18
May 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,545.36
May 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24,579.76


 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN MAY 1982.

                                                                               Payment
Month                                                                         For Month
-----                                                                        -----------
May 1982 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $100.00
May 1983 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103.76
May 1984 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      108.45
May 1985 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      114.21
May 1986 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      117.81
May 1987 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      119.65
May 1988 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      122.42
May 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      127.07
May 1990 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      132.40
May 1991 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      136.49
May 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      137.10
May 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      135.53
May 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      133.62
May 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      134.22
May 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      135.58
May 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      136.62
May 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      137.90


  The amounts shown are based on the investment performance of the Money Market Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP GROWTH

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 24, 1987

                                                                              Contract value
                                                                              on December 31
Contract Year Commencing                                                     of the same year
------------------------                                                    ------------------
November 1987 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10,243.86
November 1988 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,672.16
November 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,984.57
November 1990 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,863.60
November 1991 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,703.88
November 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21,447.52
November 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24,167.30
November 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,693.18
November 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30,879.50
November 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36,157.66
November 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46,879.34
November 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        64,751.95

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

                                       Payment
Month                                 For Month
-----                                -----------
November 1987. . . . . . . . . . .     $100.00
November 1988. . . . . . . . . . .      110.03
November 1989. . . . . . . . . . .      136.28
November 1990. . . . . . . . . . .      137.37
November 1991. . . . . . . . . . .      142.37
November 1992. . . . . . . . . . .      172.31
November 1993. . . . . . . . . . .      194.04
November 1994. . . . . . . . . . .      187.98
November 1995. . . . . . . . . . .      225.72
November 1996. . . . . . . . . . .      262.63
November 1997. . . . . . . . . . .      322.95
November 1998  . . . . . . . . . .      387.15

  The amounts shown are based on the investment performance of the Large Cap Growth Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                     MANAGED

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 9, 1987

                                                                             Contract value
                                                                             on December 31
Contract Year Commencing                                                    of the same year
------------------------                                                   ------------------
November 1987. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10,232.70
November 1988. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,334.40
November 1989. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,393.61
November 1990. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,801.73
November 1991. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16,668.31
November 1992. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,775.86
November 1993. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,642.61
November 1994. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,013.90
November 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,925.00
November 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26,225.50
November 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30,829.41
November 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36,754.85

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

                                       Payment
Month                                 For Month
-----                                -----------
November 1987. . . . . . . . . . .     $100.00
November 1988. . . . . . . . . . .      110.31
November 1989. . . . . . . . . . .      122.50
November 1990. . . . . . . . . . .      116.05
November 1991. . . . . . . . . . .      138.17
November 1992. . . . . . . . . . .      144.89
November 1993. . . . . . . . . . .      159.95
November 1994. . . . . . . . . . .      150.56
November 1995. . . . . . . . . . .      174.25
November 1996. . . . . . . . . . .      187.53
November 1997. . . . . . . . . . .      210.06
November 1998  . . . . . . . . . .      230.11

  The amounts shown are based on the investment performance of the Managed Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                REAL ESTATE EQUITY

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 14, 1989

                                                                              Contract value
                                                                              on December 31
Contract Year Commencing                                                     of the same year
------------------------                                                    ------------------
February 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10,411.79
February 1990 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,096.26
February 1991 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10,702.17
February 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,292.77
February 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,276.57
February 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,539.51
February 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16,166.74
February 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21,298.75
February 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24,717.57
February 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20,383.04

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.

                                       Payment
Month                                 For Month
-----                                -----------
February 1989. . . . . . . . . . .     $100.00
February 1990. . . . . . . . . . .       96.30
February 1991. . . . . . . . . . .       86.16
February 1992. . . . . . . . . . .      101.00
February 1993. . . . . . . . . . .      117.29
February 1994. . . . . . . . . . .      121.19
February 1995. . . . . . . . . . .      115.20
February 1996. . . . . . . . . . .      128.27
February 1997. . . . . . . . . . .      163.25
February 1998. . . . . . . . . . .      175.99
February 1999  . . . . . . . . . .      141.14

  The amounts shown are based on the investment performance of the Real Estate Equity Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                            INTERNATIONAL EQUITY INDEX

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 10, 1989

                                                                              Contract value
                                                                              on December 31
Contract Year Commencing                                                     of the same year
------------------------                                                     ----------------
February 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11,110.62
February 1990 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10,127.48
February 1991 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,370.78
February 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,046.28
February 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,754.61
February 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,645.35
February 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,661.96
February 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16,931.02
February 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,921.47
February 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,045.02

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.

                                       Payment
Month                                 For Month
-----                                -----------
February 1989  . . . . . . . . . .     $100.00
February 1990  . . . . . . . . . .       97.16
February 1991  . . . . . . . . . .       90.62
February 1992  . . . . . . . . . .      105.09
February 1993  . . . . . . . . . .       99.92
February 1994  . . . . . . . . . .      126.30
February 1995  . . . . . . . . . .      106.20
February 1996  . . . . . . . . . .      118.06
February 1997  . . . . . . . . . .      119.29
February 1998  . . . . . . . . . .      112.74
February 1999  . . . . . . . . . .      127.77

  The amounts shown are based on the investment performance of the International Equity Index Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                 SHORT-TERM BOND

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED SEPTEMBER 23, 1994

                                                                               Contract value
                                                                               on December 31
Contract Year Commencing                                                      of the same year
------------------------                                                      ----------------
September 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 9,923.81
September 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10,955.04
September 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,237.26
September 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,779.75
September 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,340.88

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN SEPTEMBER 1994

                                       Payment
Month                                 For Month
-----                                -----------
September 1994 . . . . . . . . . .     $100.00
September 1995 . . . . . . . . . .      103.33
September 1996 . . . . . . . . . .      103.12
September 1997 . . . . . . . . . .      104.45
September 1998 . . . . . . . . . .      106.75

  The amounts shown are based on the investment performance of the Short-Term Bond Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                               SMALL/MID CAP GROWTH

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED SEPTEMBER 23, 1994

                                                                               Contract value
                                                                               on December 31
Contract Year Commencing                                                      of the same year
------------------------                                                      ----------------
September 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 9,922.70
September 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,338.96
September 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,212.83
September 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,552.52
September 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18,352.54

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN SEPTEMBER 1994

                                       Payment
Month                                 For Month
-----                                -----------
September 1994 . . . . . . . . . .     $100.00
September 1995 . . . . . . . . . .      125.93
September 1996 . . . . . . . . . .      100.11
September 1997 . . . . . . . . . .      106.20
September 1998 . . . . . . . . . .      106.74

  The amounts shown are based on the investment performance of the Small/Mid Cap Growth Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1(S)2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated May 3, 1999 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account I (the "Account") dated May 3, 1999, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 9116, Boston, Massachusetts 02205-8654, telephone number 1-888-742-6262.

                               TABLE OF CONTENTS


                               _________________



                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................                     2
Distribution...........................                     2
Calculation of Performance Data........                     2
Other Performance Information..........                     4
Calculation of Annuity Payments........                     5
Additional Information About Determining Unit Values        7
Purchases and Redemptions of Fund Shares                    8
The Account............................                     8
Delay of Certain Payments..............                     8
Liability for Telephone Transfers......                     8
Voting Privileges......................                     9
JHVLICO Financial Statements...........                    10
Separate Account Financial Statements..                    27




ACCT I MKTPL 5/99

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the the charge for mortality and expense risks, the administrative services charge, or the annual contract fee. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by JHVLICO based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, or (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the contracts through Signator Investors , Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between JHVLICO and Signator, the amounts we paid and Signator retained under that agreement for such services were as follows:

                     YEAR                        AMOUNT PAID TO SIGNATOR   AMOUNT RETAINED BY SIGNATOR
                     ----                        -----------------------   ---------------------------
 1998
 1997
 1996

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical
                     $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1998:

                         AVERAGE ANNUALIZED TOTAL RETURNS
                         --------------------------------
VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR    5 YEAR   10 YEAR      DATE OF
-------------------                      /**/                          INCEPTION
OPTION/*/                                                                /***/
------
Managed..............          19.2%       19.2%    13.3%    12.5%         11/09/87
Growth & Income......          28.9%       28.9%    20.8%    17.5%          4/03/72
Equity Index.........          27.4%       27.4%    27.4%      N/A          4/30/96
Large Cap Value......           8.4%        8.4%    18.3%      N/A          4/30/96
Large Cap Growth.....          38.1%       38.1%    21.7%    18.6%         11/24/87
Mid Cap Value........         -12.0%      -12.0%    11.4%      N/A          4/30/96
Mid Cap Growth.......          38.0%       38.0%    20.1%      N/A          4/30/96
Real Estate Equity...         -17.6%      -17.6%     7.3%     7.4%          2/01/89
Small/Mid Cap Growth.           4.5%        4.5%    15.4%      N/A          9/23/94
Small/Mid Cap CORE...           7.2%         N/A      N/A      N/A         11/30/98
Small Cap Value......          -6.7%       -6.7%     9.6%      N/A          4/30/96
Small Cap Growth.....          13.6%       13.6%     9.5%      N/A          4/30/96
Global Equity ........          3.2%         N/A      N/A      N/A         11/30/98
International Balanced         17.0%       17.0%     9.2%      N/A          4/30/96
International Equity
Index................          19.6%       19.6%     3.8%     6.7%          2/01/89
International
Opportunities........          15.0%       15.0%     8.2%      N/A          4/30/96
Emerging Markets
Equity...............          -7.1%         N/A      N/A      N/A         11/30/98
Short-Term Bond......           5.0%        5.0%     5.3%      N/A          9/23/94
Bond Index...........           0.3%         N/A      N/A      N/A         11/30/98
Sovereign Bond.......           7.1%        7.1%     6.5%     8.2%          6/02/80
Global Bond..........           8.3%        8.3%     8.5%      N/A          4/30/96
High Yield Bond......          -0.9%         N/A      N/A      N/A         11/30/98
Money Market.........           4.3%        4.3%     4.1%     4.5%          5/13/82



*
**
***
*
**
***


     For the 7-day period ending December 31, 1998, the Money Market option's current yield was 4.1% and its effective yield was 4.2%.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC:
LOGO

where:   a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option
         b = expenses accrued for the period (net of any reimbursements)
         c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Separate Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we   THEN divide:


   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------

 and multiply the result by

 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

 the amount of the initial monthly variable annuity payment from that variable annuity option

                             BY

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------

      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.99990575.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.002740% of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $109.60 assuming a one day period. The $109.60 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 - $109.60) divided by $4,000,000 or 0.0009726.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009726)] or $11.260942. The value of an annuity unit at the end of the period would be

[$1.0850000 x (1. + .0009726) x .99990575] or $1.085953.  The final figure,
 .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     JHVLICO purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trust, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of Fund shares as to which you may give instructions:


 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding Fund
--------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies    $  254.5  $ 0.2  $0.1   $  254.6
Obligations of states and political
 subdivisions . . . . . . . . . . . . . . .       12.1    1.0   0.0       13.1
Debt securities issued by foreign
 governments. . . . . . . . . . . . . . . .        0.2    0.0   0.0        0.2
Corporate securities  . . . . . . . . . . .      712.7   43.9   2.7      753.9
Mortgage-backed securities  . . . . . . . .      113.2    3.5   0.0      116.7
                                              --------  -----  ----   --------
  Total bonds . . . . . . . . . . . . . . .   $1,092.7  $48.6  $2.8   $1,138.5
                                              ========  =====  ====   ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Contractowners
John Hancock Variable Annuity Account I of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account I (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond, and Strategic Bond Subaccounts) as of December 31, 1998, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account I at December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Boston, Massachusetts
February 10, 1999

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                                           EMERGING
                                                LARGE       SOVEREIGN       MARKETS     INTERNATIONAL     GLOBAL        SMALL CAP
                                              CAP GROWTH       BOND         EQUITY      EQUITY INDEX      EQUITY         GROWTH
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                             ------------  ------------  -------------  -------------  -------------  -------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value   $182,907,548  $119,873,269  $       2,316   $21,852,953   $     175,224   $28,534,427
Receivable from John Hancock Variable
 Series Trust I  . . . . . . . . . . . . .        204,147        76,176             --        31,320               7        10,149
                                             ------------  ------------  -------------   -----------   -------------   -----------
Total assets . . . . . . . . . . . . . . .    183,111,695   119,949,445          2,316    21,884,273         175,231    28,544,576

LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company . . . . . . . . . . . .        196,742        71,318             --        30,435                         9,019
Assets charges payable . . . . . . . . . .          7,405         4,859             --           885               7         1,131
                                             ------------  ------------  -------------   -----------   -------------   -----------
Total liabilities  . . . . . . . . . . . .        204,147        76,177             --        31,320               7        10,150
                                             ------------  ------------  -------------   -----------   -------------   -----------
Net assets . . . . . . . . . . . . . . . .   $182,907,548  $119,873,268  $       2,316   $21,852,953   $     175,224   $28,534,426
                                             ============  ============  =============   ===========   =============   ===========




                                                                                                                   DIVERSIFIED
                                               INTERNATIONAL    MID CAP     LARGE CAP      MONEY       MID CAP       MID CAP
                                                 BALANCED       GROWTH        VALUE       MARKET        VALUE        GROWTH
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                               -------------  -----------  -----------  -----------  -----------  -------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value .    $8,076,543    $42,447,554  $59,217,888  $80,100,181  $33,912,965   $62,286,493
Receivable from John Hancock Variable Series
 Trust I . . . . . . . . . . . . . . . . . .        15,289         26,382       34,867    1,458,519       28,255        21,725
                                               -------------  -----------  -----------  -----------  -----------   -----------
Total assets . . . . . . . . . . . . . . . .     8,091,832     42,473,936   59,252,755   81,558,700   33,941,220    62,308,218

LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company . . . . . . . . . . . . .        14,961         24,727       32,472    1,455,359       26,906        19,241
Assets charges payable . . . . . . . . . . .           327          1,655        2,394        3,160        1,349         2,483
                                                ----------    -----------  -----------  -----------  -----------   -----------
Total liabilities  . . . . . . . . . . . . .        15,288         26,382       34,866    1,458,519       28,255        21,724
                                                ----------    -----------  -----------  -----------  -----------   -----------
Net assets . . . . . . . . . . . . . . . . .    $8,076,544    $42,447,554  $59,217,889  $80,100,181  $33,912,965   $62,286,494
                                                ==========    ===========  ===========  ===========  ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                               DECEMBER 31, 1998


                           BOND     SMALL/MID   REAL ESTATE   GROWTH AND                  SHORT-TERM
                          INDEX      CAP CORE     EQUITY        INCOME       MANAGED         BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  -----------  ------------  ------------  -------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $55,800     $65,851    $20,280,578  $477,723,436  $503,203,867   $28,989,913
Receivable from John
 Hancock Variable
 Series Trust I . . .          2           2          3,087       265,848       317,216        27,182
                         -------     -------    -----------  ------------  ------------   -----------
Total assets  . . . .     55,802      65,853     20,283,665   477,989,284   503,521,083    29,017,095

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         --          --          2,267       246,398       296,735        26,006
Assets charges payable         2           2            819        19,450        20,481         1,176
                         -------     -------    -----------  ------------  ------------   -----------
Total liabilities . .          2           2          3,086       265,848       317,216        27,182
                         -------     -------    -----------  ------------  ------------   -----------
Net assets  . . . . .    $55,800     $65,851    $20,280,579  $477,723,436  $503,203,867   $28,989,913
                         =======     =======    ===========  ============  ============   ===========




                         SMALL CAP   INTERNATIONAL    EQUITY     HIGH-YIELD    STRATEGIC
                           VALUE     OPPORTUNITIES     INDEX        BOND         BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  -------------  -----------  ----------  -------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $23,710,684   $12,490,401   $82,770,312   $277,340    $38,326,070
Receivable from John
 Hancock Variable
 Series Trust I . . .        21,937        10,043       110,361      5,005         39,942
                        -----------   -----------   -----------   --------    -----------
Total assets  . . . .    23,732,621    12,500,444    82,880,673    282,345     38,366,012

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance
 Company  . . . . . .        20,996         9,536       107,003      4,994         38,397
Assets charges payable          940           507         3,358         11          1,545
                        -----------   -----------   -----------   --------    -----------
Total liabilities . .        21,936        10,043       110,361      5,005         39,942
                        -----------   -----------   -----------   --------    -----------
Net assets  . . . . .   $23,710,685   $12,490,401   $82,770,312   $277,340    $38,326,070
                        ===========   ===========   ===========   ========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998


                                                                           EMERGING
                                              LARGE CAP    SOVEREIGN       MARKETS      INTERNATIONAL     GLOBAL          SMALL
                                               GROWTH        BOND           EQUITY      EQUITY INDEX      EQUITY       CAP GROWTH
                                             SUBACCOUNT   SUBACCOUNT     SUBACCOUNT*     SUBACCOUNT     SUBACCOUNT*    SUBACCOUNT
                                             -----------  ------------  --------------  -------------  -------------  -------------
Investment income:
 Distributions received from the portfolios
  of John Hancock Variable Series Trust I    $17,754,123  $ 7,843,366   $            2   $3,340,103    $         183   $       --
Expenses:
 Mortality and expense risks . . . . . . .     1,957,623    1,339,727                1      279,086              116      318,286
                                             -----------  -----------   --------------   ----------    -------------   ----------
Net investment income (loss) . . . . . . .    15,796,500    6,503,639                1    3,061,017               67     (318,286)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       596,880       19,842               --       46,800                2      140,102
 Net unrealized appreciation (depreciation)
  during the year  . . . . . . . . . . . .    26,342,906     (885,688)              52       53,878            5,970    3,283,665
                                             -----------  -----------   --------------   ----------    -------------   ----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .    26,939,786     (865,846)              52      100,678            5,972    3,423,767
                                             -----------  -----------   --------------   ----------    -------------   ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .   $42,736,286  $ 5,637,793   $           53   $3,161,695    $       6,039   $3,105,481
                                             ===========  ===========   ==============   ==========    =============   ==========



                                                INTERNATIONAL    MID CAP      LARGE       MONEY       MID CAP      DIVERSIFIED MID
                                                  BALANCED       GROWTH     CAP VALUE     MARKET       VALUE         CAP GROWTH
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT       SUBACCOUNT
                                                -------------  -----------  ----------  ----------  ------------  -----------------
                                                                            -------------------------------------------------------
Investment income:
 Distributions received from the portfolios of
  John Hancock Variable Series Trust I  . . .    $  511,835    $ 3,757,540  $3,049,382  $3,114,820  $   290,965      $1,182,556
Expenses:
 Mortality and expense risks  . . . . . . . .        98,795        404,450     708,823     873,234      464,827         939,491
                                                 ----------    -----------  ----------  ----------  -----------      ----------
Net investment income (loss)  . . . . . . . .       413,040      3,353,090   2,340,559   2,241,586     (173,862)        243,065
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . . .        53,934        267,464     479,238          --      287,952         539,743
 Net unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . .       534,703      6,598,290     548,590          --   (5,262,197)      1,329,837
                                                 ----------    -----------  ----------  ----------  -----------      ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . .       588,637      6,865,754   1,027,828          --   (4,974,245)      1,869,580
                                                 ----------    -----------  ----------  ----------  -----------      ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .    $1,001,677    $10,218,844  $3,368,387  $2,241,586  $(5,148,107)     $2,112,645
                                                 ==========    ===========  ==========  ==========  ===========      ==========


---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                          YEAR ENDED DECEMBER 31, 1998


                           BOND       SMALL/MID   REAL ESTATE    GROWTH &                  SHORT-TERM
                           INDEX      CAP CORE       EQUITY       INCOME       MANAGED        BOND
                        SUBACCOUNT*  SUBACCOUNT*   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ------------  -----------  -----------  -------------
                        -------------------------------------------------------------------------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .     $ 821        $   --     $ 1,426,346   $46,369,017  $46,150,491   $1,443,364
Expenses:
 Mortality and expense
  risks . . . . . . .        27            30         357,645     5,521,732    6,074,138      350,189
                          -----        ------     -----------   -----------  -----------   ----------
Net investment income
 (loss) . . . . . . .       794           (30)      1,068,701    40,847,285   40,076,353    1,093,175
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .        --            --         452,751     2,147,226      520,784       (2,851)
 Net unrealized
  appreciation
  (depreciation)
  during the year . .      (594)        4,111      (6,429,350)   49,182,595   28,631,287     (149,541)
                          -----        ------     -----------   -----------  -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments     (594)        4,111      (5,976,599)   51,329,820   29,152,071     (152,392)
                          -----        ------     -----------   -----------  -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     $ 200        $4,081     $(4,907,898)  $92,177,100  $69,228,424   $  940,783
                          =====        ======     ===========   ===========  ===========   ==========




                         SMALL CAP    INTERNATIONAL    EQUITY     STRATEGIC    HIGH-YIELD
                           VALUE      OPPORTUNITIES     INDEX        BOND         BOND
                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT*
                        ------------  -------------  -----------  ----------  -------------
                        -------------------------------------------------------------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock
  Variable Series
  Trust I . . . . . .   $   128,297    $  100,807    $ 2,203,164  $1,618,543    $ 1,870
Expenses:
 Mortality and expense
  risks . . . . . . .       301,602       167,161        869,509     398,482        227
                        -----------    ----------    -----------  ----------    -------
Net investment income
 (loss) . . . . . . .      (173,305)      (66,354)     1,333,655   1,220,061      1,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .       118,285       309,499        863,280      67,380         --
 Net unrealized
  appreciation
  (depreciation)
  during the year . .    (1,752,884)    1,065,442     11,492,991     680,647     (2,081)
                        -----------    ----------    -----------  ----------    -------
Net realized and
 unrealized gain
 (loss) on investments   (1,634,599)    1,374,941     12,356,271     748,027     (2,081)
                        -----------    ----------    -----------  ----------    -------
Net increase in net
 assets resulting from
 operations . . . . .   $(1,807,904)   $1,308,587    $13,689,926  $1,968,088    $  (438)
                        ===========    ==========    ===========  ==========    =======



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                     EMERGING
                                LARGE CAP                                             MARKETS
                                  GROWTH                   SOVEREIGN BOND             EQUITY
                                SUBACCOUNT                   SUBACCOUNT             SUBACCOUNT
                        --------------------------   --------------------------   ---------------
                            1998          1997           1998          1997            1998*
                        -------------  ------------  -------------  ------------  ---------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income . . . . . .   $ 15,796,500   $ 7,137,066   $  6,503,639   $ 3,113,329    $           1
  Net realized gain
   (loss) . . . . . .        596,880       786,514         19,842        (3,859)              --
  Net unrealized
   appreciation
   (depreciation)
   during the period      26,342,906     7,796,536       (885,688)      855,328               52
                        ------------   -----------   ------------   -----------    -------------
Net increase in net
 assets resulting from
 operations . . . . .     42,736,286    15,720,116      5,637,793     3,964,798               53
From contractowner
 transactions:
 Net premiums from
  contractowners. . .     61,255,494    41,496,489     60,608,173    34,628,042            2,263
 Net benefits to
  contractowners. . .    (12,883,332)   (8,939,960)   (10,974,922)   (6,879,517)              --
                        ------------   -----------   ------------   -----------    -------------
Net increase in net
 assets from
 contractowner
 transactions . . . .     48,573,825    32,556,529     49,633,251    27,748,525            2,263
                        ------------   -----------   ------------   -----------    -------------
Net increase in net
 assets . . . . . . .     91,310,111    48,276,645     55,271,044    31,713,323            2,316
Net assets at
 beginning of period      91,597,437    43,320,792     64,602,224    32,888,901                0
                        ------------   -----------   ------------   -----------    -------------
Net assets at end of
 period . . . . . . .   $182,907,548   $91,597,437   $119,873,268   $64,602,224    $       2,316
                        ============   ===========   ============   ===========    =============




                              INTERNATIONAL           GLOBAL            SMALL CAP
                              EQUITY INDEX            EQUITY             GROWTH
                               SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                        -------------------------   ----------  -------------------------
                           1998          1997         1998*        1998           1997
                        ------------  ------------  ----------  ------------  --------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income (loss)  . .   $ 3,061,017   $   544,154   $     67    $  (318,286)   $  (170,394)
  Net realized gain
   (loss) . . . . . .        46,800       288,859          2        140,102           (215)
  Net unrealized
   appreciation
   (depreciation)
   during the period         53,878    (1,921,926)     5,970      3,283,665      1,522,136
                        -----------   -----------   --------    -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     3,161,695    (1,088,913)     6,039      3,105,481      1,351,527
From contractowner
 transactions:
 Net premiums from
  contractowners. . .     5,810,313     9,017,873    151,858     10,489,045     11,681,427
 Net benefits to
  contractowners. . .    (2,686,378)   (3,672,073)   (17,327)    (2,750,799)    (1,694,340)
                        -----------   -----------   --------    -----------    -----------
Net increase in net
 assets from
 contractowner
 transactions . . . .     3,123,935     5,345,800    169,185      7,738,246      9,987,087
                        -----------   -----------   --------    -----------    -----------
Net increase in net
 assets . . . . . . .     6,285,630     4,256,887    175,224     10,843,727     11,338,614
Net assets at
 beginning of period     15,567,323    11,310,436          0     17,690,699      6,352,085
                        -----------   -----------   --------    -----------    -----------
Net assets at end of
 period . . . . . . .   $21,852,953   $15,567,323   $175,224    $28,534,426    $17,690,699
                        ===========   ===========   ========    ===========    ===========



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                   INTERNATIONAL                   MID CAP                    LARGE CAP
                                                      BALANCED                     GROWTH                       VALUE
                                                     SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                             --------------------------   -------------------------   --------------------------
                                                1998           1997          1998          1997          1998            1997
                                             ------------  -------------  ------------  ------------  ------------  ---------------
Increase in net assets:
 From operations:
  Net investment income (loss) . . . . . .   $   413,040   $    181,845   $ 3,353,090   $  (174,873)  $ 2,340,559    $  1,058,702
  Net realized gain  . . . . . . . . . . .        53,934         32,991       267,464        13,737       479,238         101,006
  Net unrealized appreciation
   (depreciation) during the period  . . .       534,703       (243,991)    6,598,290     2,369,233       548,590       3,430,516
                                             -----------   ------------   -----------   -----------   -----------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .     1,001,677        (29,155)   10,218,844     2,208,097     3,368,387       4,590,224
From contractowner transactions:
 Net premiums from contractowners  . . . .     2,759,717      3,568,364    17,121,728    10,855,031    28,069,792      24,102,289
 Net benefits to contractowners  . . . . .      (998,537)      (680,956)   (2,925,999)   (1,545,917)   (6,737,672)     (2,091,393)
                                             -----------   ------------   -----------   -----------   -----------    ------------
Net increase in net assets from
 contractowner transactions  . . . . . . .     1,761,180      2,887,408    14,195,730     9,309,114    21,332,120      22,010,896
                                             -----------   ------------   -----------   -----------   -----------    ------------
Net increase in net assets . . . . . . . .     2,762,857      2,858,253    24,414,574    11,517,211    24,700,507      26,601,120
Net assets at beginning of period  . . . .     5,313,687      2,455,434    18,032,980     6,515,769    34,517,382       7,916,262
                                             -----------   ------------   -----------   -----------   -----------    ------------
Net assets at end of period  . . . . . . .   $ 8,076,544   $  5,313,687   $42,447,554   $18,032,980   $59,217,889    $ 34,517,382
                                             ===========   ============   ===========   ===========   ===========    ============




                                                      MONEY                       MID CAP                    DIVERSIFIED
                                                     MARKET                        VALUE                   MID CAP GROWTH
                                                   SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                           ---------------------------   -------------------------   ---------------------------
                                               1998           1997          1998          1997           1998            1997
                                           -------------  -------------  ------------  ------------  -------------  ---------------
Increase in net assets:
 From operations:
  Net investment income (loss) . . . . .   $  2,241,586   $  1,680,525   $  (173,862)  $ 1,484,019   $    243,065    $  5,650,847
  Net realized gain  . . . . . . . . . .             --             --       287,952        82,355        539,743       2,044,899
  Net unrealized appreciation
   (depreciation) during the period  . .             --             --    (5,262,197)      569,438      1,329,837      (5,571,228)
                                           ------------   ------------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .      2,241,586      1,680,525    (5,148,107)    2,135,812      2,112,645       2,124,518
From contractowner transactions:
 Net premiums from contractowners  . . .     98,467,103     73,848,718    22,741,984    18,163,224      6,796,196      26,936,004
 Net benefits to contractowners  . . . .    (71,851,211)   (58,501,671)   (6,056,909)     (957,896)   (12,759,797)    (16,471,841)
                                           ------------   ------------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 from contractowner transactions . . . .     26,615,892     15,347,047    16,685,075    17,205,328     (5,963,601)     10,464,163
                                           ------------   ------------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets  .     28,857,478     17,027,572    11,536,968    19,341,140     (3,850,956)     12,588,681
Net assets at beginning of period  . . .     51,242,703     34,215,131    22,375,997     3,034,857     66,137,450      53,548,769
                                           ------------   ------------   -----------   -----------   ------------    ------------
Net assets at end of period  . . . . . .   $ 80,100,181   $ 51,242,703   $33,912,965   $22,375,997   $ 62,286,494    $ 66,137,450
                                           ============   ============   ===========   ===========   ============    ============



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            SMALL/
                                                           MID CAP              REAL ESTATE                   GROWTH &
                                         BOND INDEX          CORE                 EQUITY                       INCOME
                                         SUBACCOUNT       SUBACCOUNT            SUBACCOUNT                   SUBACCOUNT
                                       ---------------  ---------------  -------------------------   ---------------------------
                                           1998*            1998*           1998          1997           1998            1997
                                       ---------------  ---------------  ------------  ------------  -------------  ---------------
Increase (decrease) in net assets:
 From operations:
  Net investment income  . . . . . .   $          794   $          (30)  $ 1,068,701   $ 1,238,534   $ 40,847,285    $ 30,590,769
  Net realized gain  . . . . . . . .               --               --       452,751        79,482      2,147,226         271,143
  Net unrealized appreciation
   (depreciation) during the period              (594)           4,111    (6,429,350)    1,363,523     49,182,595      11,923,251
                                       --------------   --------------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . .              200            4,081    (4,907,898)    2,681,539     92,177,106      42,785,163
From contractowner transactions:
 Net premiums from contractowners  .           55,600           45,493     7,748,395    15,380,217    155,134,300     136,122,595
 Net benefits to contractowners  . .               --          (16,277)   (7,358,336)   (1,118,876)   (40,616,459)    (17,521,946)
                                       --------------   --------------   -----------   -----------   ------------    ------------
Net increase in net assets from
 contractowner transactions  . . . .           55,600           61,770       390,059    14,261,341    114,517,841     118,600,649
                                       --------------   --------------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets          55,800           65,851    (4,517,839)   16,942,880    206,694,947     161,385,812
Net assets at beginning of period  .                0                0    24,798,418     7,855,538    271,028,489     109,642,677
                                       --------------   --------------   -----------   -----------   ------------    ------------
Net assets at end of period  . . . .   $       55,800   $       65,851   $20,280,579   $24,798,418   $477,723,436    $271,028,489
                                       ==============   ==============   ===========   ===========   ============    ============




                                                                                                               SMALL CAP
                                                       MANAGED                  SHORT-TERM BOND                  VALUE
                                                     SUBACCOUNT                   SUBACCOUNT                  SUBACCOUNT
                                             ---------------------------   -------------------------   -------------------------
                                                 1998           1997          1998          1997          1998           1997
                                             -------------  -------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss) . . . . . .   $ 40,076,353   $ 24,307,891   $ 1,093,175   $   685,472   $  (173,305)   $ 1,048,340
  Net realized gain (loss) . . . . . . . .        520,784        142,549        (2,851)      (19,586)      118,285         68,848
  Net unrealized appreciation
   (depreciation) during the period  . . .     28,631,287     12,570,799      (149,541)       73,051    (1,752,884)       423,744
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .     69,228,424     37,021,239       940,783       738,937    (1,807,904)     1,540,932
From contractowner transactions:
 Net premiums from contractowners  . . . .    156,435,907    132,746,067    16,261,342     8,456,544    13,431,726     11,030,307
 Net benefits to contractowners  . . . . .    (40,551,365)   (20,517,998)   (6,781,602)   (3,000,818)   (3,169,232)      (768,487)
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
 contractowner transactions  . . . . . . .    115,884,542    112,228,069     9,479,740     5,455,726    10,262,494     10,261,820
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets . . . . . . . .    185,112,966    149,249,308    10,420,523     6,194,663     8,454,590     11,802,752
Net assets at beginning of period  . . . .    318,090,901    168,841,593    18,569,390    12,374,727    15,256,095      3,453,343
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period  . . . . . . .   $503,203,867   $318,090,901   $28,989,913   $18,569,390   $23,710,685    $15,256,095
                                             ============   ============   ===========   ===========   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                              INTERNATIONAL
                              OPPORTUNITIES               EQUITY INDEX
                               SUBACCOUNT                  SUBACCOUNT
                        -------------------------   -------------------------
                           1998          1997          1998           1997
                        ------------  ------------  ------------  --------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income (loss)  . .   $   (66,354)  $    15,240   $ 1,333,655    $   712,444
  Net realized gain .       309,499       228,414       863,280        197,333
  Net unrealized
   appreciation
   (depreciation)
   during the period      1,065,442      (446,110)   11,492,991      3,355,409
                        -----------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     1,308,587      (202,456)   13,689,926      4,265,186
From contractowner
 transactions:
 Net premiums from
  contractowners. . .     5,947,922     8,632,504    40,459,585     29,273,872
 Net benefits to
  contractowners. . .    (3,502,337)   (3,200,776)   (7,678,477)    (2,339,289)
                        -----------   -----------   -----------    -----------
Net increase in net
 assets from
 contractowner
 transactions . . . .     2,445,585     5,431,728    32,781,108     26,934,583
                        -----------   -----------   -----------    -----------
Net increase in net
 assets . . . . . . .     3,754,172     5,229,272    46,471,034     31,199,769
Net assets at
 beginning of period      8,736,229     3,506,957    36,299,278      5,099,509
                        -----------   -----------   -----------    -----------
Net assets at end of
 period . . . . . . .   $12,490,401   $ 8,736,229   $82,770,312    $36,299,278
                        ===========   ===========   ===========    ===========




                                          HIGH             STRATEGIC
                                         YIELD               BOND
                                       SUBACCOUNT         SUBACCOUNT
                                       ----------  -------------------------
                                         1998*        1998           1997
                                       ----------  ------------  --------------
Increase (decrease) in net assets:
 From operations:
  Net investment income  . . . . . .   $  1,643    $ 1,220,061    $   769,658
  Net realized gain  . . . . . . . .         --         67,380         11,353
  Net unrealized appreciation
   (depreciation) during the period      (2,081)       680,647          6,045
                                       --------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . .       (438)     1,968,088        787,056
From contractowner transactions:
 Net premiums from contractowners  .    197,134     22,724,287     12,625,333
 Net benefits to contractowners  . .    (80,644)    (2,896,766)      (986,296)
                                       --------    -----------    -----------
Net increase in net assets from
 contractowner transactions  . . . .    277,778     19,827,521     11,639,037
                                       --------    -----------    -----------
Net increase in net assets . . . . .    277,340     21,795,609     12,426,093
Net assets at beginning of period  .          0     16,530,461      4,104,368
                                       --------    -----------    -----------
Net assets at end of period  . . . .   $277,340    $38,326,070    $16,530,461
                                       ========    ===========    ===========



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. Currently, the Account funds the Accommodator 2000, Independence Preferred, Market Place Variable Annuity and Independence 2000 contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The twenty-three Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Strategic Bond Portfolios. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHVLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.50%, 1.00% and 1.40% of net assets of the Independence Preferred, Market Place Variable Annuity, and Independence 2000 Contracts, respectively.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

  JHVLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

3. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1998 were as follows:


               SUBACCOUNT           SHARES OWNED      COST          VALUE
               ----------           ------------  ------------  --------------
                                    --------------
      Large Cap Growth  . . . . .     6,982,747   $150,451,172   $182,907,548
      Sovereign Bond  . . . . . .    12,082,044    120,120,816    119,873,269
      Emerging Markets  . . . . .           327          2,264          2,316
      International Equity Index      1,404,381     23,189,239     21,852,953
      Global Equity . . . . . . .        17,749        169,254        175,224
      Small Cap Growth  . . . . .     2,197,060     23,886,640     28,534,427
      International Balanced  . .       726,016      7,706,291      8,076,543
      Mid Cap Growth  . . . . . .     2,808,213     33,393,343     42,447,554
      Large Cap Value . . . . . .     4,223,729     54,888,975     59,217,888
      Money Market  . . . . . . .     8,010,018     80,100,181     80,100,181
      Mid Cap Value . . . . . . .     2,782,977     38,410,875     33,912,965
      Diversified Mid Cap Growth      3,907,655     61,496,198     62,286,493
      Bond Index  . . . . . . . .         5,476         56,394         55,800
      Small/Mid Cap CORE  . . . .         7,302         61,739         65,851
      Real Estate Equity  . . . .     1,627,683     24,164,299     20,280,578
      Growth & Income . . . . . .    24,508,272    417,465,409    477,723,436
      Managed . . . . . . . . . .    32,181,946    468,704,327    503,203,867
      Short-Term Bond . . . . . .     2,885,018     29,127,340     28,989,913
      Small Cap Value . . . . . .     2,045,995     24,888,093     23,710,684
      International Opportunities     1,022,579     11,723,506     12,490,401
      Equity Index  . . . . . . .     4,675,568     67,668,207     82,770,312
      Strategic Bond  . . . . . .     3,615,868     37,636,117     38,326,070
      High-Yield Bond . . . . . .        30,044        279,421        277,340

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1998, were as follows:


                    SUBACCOUNT                  PURCHASES        SALES
                    ----------                 ------------  -------------
      Large Cap Growth . . . . . . . . . . .   $ 66,907,647   $ 2,537,321
      Sovereign Bond . . . . . . . . . . . .     58,369,465     2,232,575
      Emerging Markets . . . . . . . . . . .          2,265             1
      International Equity Index . . . . . .      7,459,306     1,274,355
      Global Equity  . . . . . . . . . . . .        169,325            73
      Small Cap Growth . . . . . . . . . . .      8,943,566     1,523,605
      International Balanced . . . . . . . .      2,910,315       736,137
      Mid Cap Growth . . . . . . . . . . . .     18,584,991     1,036,171
      Large Cap Value  . . . . . . . . . . .     25,411,436     1,738,759
      Money Market . . . . . . . . . . . . .     67,297,698    38,440,220
      Mid Cap Value  . . . . . . . . . . . .     18,534,581     2,023,369
      Diversified Mid-Cap Growth . . . . . .      3,720,893     9,441,429
      Bond Index . . . . . . . . . . . . . .         56,420            26
      Small/Mid Cap CORE . . . . . . . . . .         61,758            19
      Real Estate Equity . . . . . . . . . .      6,014,732     4,555,975
      Growth & Income  . . . . . . . . . . .    163,585,966     8,220,839
      Managed  . . . . . . . . . . . . . . .    160,402,861     4,441,965
      Short-Term Bond  . . . . . . . . . . .     15,814,484     5,241,569
      Small Cap Value  . . . . . . . . . . .     11,258,110     1,168,921
      International Opportunities  . . . . .      5,247,357     2,868,127
      Equity Index . . . . . . . . . . . . .     36,593,143     2,478,379
      Strategic Bond . . . . . . . . . . . .     22,408,429     1,360,846
      High Yield Bond  . . . . . . . . . . .        279,476            55

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

4. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1998 were as follows:


                                INDEPENDENCE PREFERRED           MARKETPLACE            INDEPENDENCE PREFERRED
                              --------------------------  --------------------------  --------------------------
                              ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         SUBACCOUNT              SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ----------           ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . .     5,998,713     $26.385        17,430       $16.825        610,045       $39,895
Sovereign Bond  . . . . . .     7,060,247      13.828        28,119        11.570      1,173,339        18.679
Emerging Markets Equity . .            --       9.265            --         9.269            250         9.266
International Equity Index      1,463,435      13.293         2,769        11.519        147,513        16.074
Global Equity . . . . . . .         2,335      10.300            --        10.305         14,675        10.301
Small Cap Growth  . . . . .    19,911,189      12.506         4,165        14.599        364,599        12.540
International Balanced  . .       575,695      12.418           666        12.024         73,871        12.451
Mid Cap Growth  . . . . . .     2,121,920      16.012         4,598        17.890        523,041        16.054
Large Cap Value . . . . . .     3,121,477      15.371        10,820        13.122        719,821        15.413
Money Market  . . . . . . .     4,529,599      11.652        73,430        10.749      1,976,595        13.423
Mid Cap Value . . . . . . .     2,147,209      13.091        19,554        10.910        425,962        13.126
Diversified Mid Cap Growth      3,371,066      18.106         2,099        12.516         67,121        18.157
Bond Index  . . . . . . . .         4,781      10.003            --        10.007            798        10.004
Small/Mid Cap CORE  . . . .            13      10.695            --        10.699          6,144        10.695
Real Estate Equity  . . . .     1,376,429      14.084         7,624         9.797         39,674        20.663
Growth & Income . . . . . .    16,623,489      25.336        52,307        15.653      1,505,823        37.010
Managed . . . . . . . . . .    23,584,757      18.728        14,160        13.653      2,360,737        25.980
Short-Term Bond . . . . . .     1,965,016      12.160         9,164        10.939        409,683        12.193
Small Cap Value . . . . . .     1,605,546      12.525         7,492        11.808        279,710        12.558
International Opportunities       926,001      12.116         2,004        11.530        102,682        12.149
Equity Index  . . . . . . .     3,637,757      18.720        36,621        15.494        751,303        18.770
High Yield Bond . . . . . .        11,612       9.886            --         9.890         16,441         9.887
Strategic Bond  . . . . . .     2,327,990      12.204        11,999        11.587        797,395        12.237



5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO or the Fund.

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account I, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

  1.    Condensed Financial Information (Part A).
  2.    Statement of Assets and Liabilities, John Hancock Variable Annuity
        Account I, at December 31, 1998. (Part B)
  3. Statement of Operations, John Hancock Variable Annuity Account I, for the period ended December 31, 1998. (Part B)
  4. Statement of Changes in Net Assets, John Hancock Variable Annuity I, for the period ended December 31, 1998. (Part B)
  5.    Notes to Financial Statements, John Hancock Variable Annuity Account I.
        (Part B)
  6.    Statement of Financial Position, John Hancock Variable Life Insurance
        Company, at December 31, 1998 and December 31, 1997. (Part B)
  7.    Summary of Operations and Unassigned Deficit, John Hancock Variable
        Life Insurance Company, for each of the two years in the period ended
        December 31, 1998. (Part B)
  8. Statement of Cash Flows, John Hancock Variable Life Insurance Company, for each of the two years in the period ended December 31, 1998. (Part
        B)
  9.    Notes to Financial Statements, John Hancock Variable Life Insurance
        Company. (Part B)

(B) EXHIBITS:

  1.    JHVLICO Board Resolution establishing John Hancock Variable Annuity
        Account I, dated June 15, 1994, previously filed electronically on November 27, 1996.
  2.    Not Applicable.
  3.(a) Form of Distribution and Servicing Agreement by and among John Hancock
        Distributors, Inc., John Hancock Mutual Life Insurance Company, and John
        Hancock Variable Life Insurance Company, incorporated by reference from
        Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John
        Hancock Variable Life Account S (File No. 333-15075) filed April 18,
        1997.
    (b) Specimen Variable Contracts Selling Agreement Between John Hancock
        Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration
        Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.
  4. Form of periodic payment deferred annuity contract, previously filed electronically on November 27, 1996.
  5. Form of annuity contract application, previously filed electronically on April 30, 1997.
  6.(a) Certificate of Incorporation of John Hancock Variable Life
        Insurance Company, previously filed electronically on November 27, 1996.
  6.(b) By-Laws of John Hancock Variable Life Insurance Company, previously filed electronically on November 27, 1996.

  7.    Not Applicable.
  8.    Not Applicable.
  9. Opinion and Consent of Counsel as to legality of interests being offered previously filed electronically on November 27, 1996.
 10.(a) Representation of Counsel pursuant to Rule 485(b).
 10.(b) Consent of Independent Auditors.
 11.    Not Applicable.
 12.    Not Applicable.
 13. Diagram of Subsidiaries of John Hancock Mutual Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 5 to Form
        N-4 Registration Statement of John Hancock Variable Annuity Account H
        (File No. 333-08345) filed April 28, 1999.
 14. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company
        (File No. 33-62895) filed March 28, 1997. Copies of Powers of attorney for all other directors, incorporated by reference from Post-Effective
        Amendment No. 1 to Form N-4 Registration Statement of John Hancock
        Variable Annuity Account I (File No. 33-82648), filed April 25, 1995.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

   NAME                                 POSITION WITH DEPOSITOR
   ----                                 -----------------------
   David F. D'Alessandro............... Chairman of the Board and President
   Michele G. VanLeer.................. Vice Chairman of the Board and President
   Thomas J. Lee....................... Director
   Robert R. Reitano................... Director
   Ronald J. Bocage.................... Director, Vice President, and Counsel
   Joseph A. Tomlinson................. Director and Vice President
   John M. DeCiccio.................... Director
   Barbara L. Luddy.................... Director and Actuary
   Robert S. Paster.................... Director

EXECUTIVE OFFICERS OTHER THAN DIRECTORS
   Daniel L. Ouellette................. Vice President, Marketing
   Patrick F. Smith.................... Controller

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing in shares of John Hancock Variable Series Trust I (the "Fund") a "series" type of mutual fund, registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHVLICO own all of the Fund's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Fund is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

  A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 13 to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 28, 1999.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of March 31, 1999, the number of Contract Owners of all forms of the Contracts offered by the Account was 44,740.

ITEM 28. INDEMNIFICATION

  Article X of the By-Laws of JHVLICO provides indemnification to each present and former trustee, officer, and employee of JHVLICO against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of JHVLICO. JHVLICO may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Registrant shall indemnify any trustee made a party to any proceeding by reason of service in that capacity if the trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as defined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or (3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents previously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.a. to the Fund's Registration Statement (File No. 33-2081) dated December 11, 1985), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994),
Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April 24, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986,
Section 15 of the Transfer Agency Agreement by and between John Hancock
Variable Series Trust I and John Hancock Mutual Life Insurance Company
(Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust I, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) John Hancock Distributors, Inc., is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and V, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

    (b) In response to this item, the response to Item 25 is hereby incorporated by reference.

    (c) The information under "Distribution Agreements and Other Services-- Distribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated below) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

    John Hancock Distributors, Inc. ("Distributors"), John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser and transfer agent, keep all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Registrant represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

    (e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                              JOHN HANCOCK MUTUAL LIFE
                              INSURANCE COMPANY

(SEAL)
                                         /s/ Stephen L. Brown

                         By              STEPHEN L. BROWN
                                         ------------------
                                           Stephen L. Brown
                                            Chairman of the
                                             Board

         /s/ Ronald J. Bocage

Attest:  Ronald J. Bocage
         ----------------------
           Vice President and
                 Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                 TITLE                            DATE
  ---------                 -----                            ----



                          Executive Vice President
/s/ Thomas E. Moloney     and Chief Financial Officer
                          (Principal Financial Officer
THOMAS E. MOLONEY         and Acting Principal Accounting
-----------------         Officer)
Thomas E. Moloney                                         April 29, 1999


/s/ Stephen L. Brown      Chairman of the Board and
                          Chief Executive Officer
STEPHEN L. BROWN          (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                          April 29, 1999





FOR: Foster L. Aborn       Vice Chairman of the Board
     David F. D'Alessandro President and Chief Operating
                           Officer


     Nelson S. Gifford         Director  E. James Morton         Director
     John M. Connors           Director  Joan T. Bok             Director
     Robert J. Tarr, Jr.       Director  Robert E. Fast          Director
     I. MacAllister Booth      Director  Samuel W. Bodman        Director
     Michael C. Hawley         Director  Kathleen F. Feldstein   Director
                                         Richard F. Syron        Director
                                         Wayne A. Budd           Director
                                         Edward H. Linde         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                          On behalf of the Registrant

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)

                                           /s/ Stephen L. Brown

                                 By        STEPHEN L. BROWN
                                           ----------------
                                           Stephen L. Brown
                                            Chairman of the
                                              Board
           /s/ Ronald J. Bocage

Attest:    Ronald J. Bocage
           ----------------------
           Ronald J. Bocage
            Vice President and Counsel

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ SANDRA M. DADALT
           ----------------------
           Sandra M. DaDalt
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     April 29, 1999
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   April 29, 1999

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Malcolm Cheung         Director
            Joseph A. Tomlinson    Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ SANDRA M. DADALT
         ----------------------
         Sandra M. DaDalt
         Assistant Secretary

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

 EXHIBITS
 --------
10.(6)    Representation of Counsel

10.(a)    Representation of Legal Counsel pursuant to Rule 485(b)

10.(b)    Consent of Independent Auditors



                                      C-7